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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

ARQULE, INC.
(Exact Name of Issuer as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-21429 (Commission File Number)	04-3221586 (I.R.S. Employer Identification No.)
19 Presidential Way Woburn, MA (Address of principal executive offices)
01801 (Zip code)
(781) 994-0300 (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c)
Exhibits

99.1
Text of Press Release, dated July 24, 2003.

Item 12. Results of Operations and Financial Condition

        On July 24, 2003, ArQule, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2003. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC. (Registrant)
By:	/s/ STEPHEN A. HILL Stephen A. Hill President and Chief Executive Officer

Date: July 28, 2003

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SIGNATURES